EXHIBIT 10.54


                 LEVI STRAUSS & CO. ANNUAL INCENTIVE PLAN (AIP)











                   Originally Effective as of 1995 Fiscal Year
                  Restatement Effective as of 2002 Fiscal Year


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                                TABLE OF CONTENTS

                                                                            PAGE

ABOUT THIS MATERIAL...........................................................1

ANNUAL INCENTIVE PLAN.........................................................2

PURPOSE OF PLAN...............................................................2

EFFECTIVE DATE................................................................2

PLAN ADMINISTRATION...........................................................2

ELIGIBILITY...................................................................3

PERFORMANCE PERIOD............................................................3

TARGET AMOUNTS FOR PARTICIPANTS...............................................3

INCENTIVE POOL FUNDING SOURCES................................................4

FINANCIAL PERFORMANCE MEASUREMENT.............................................4

INCENTIVE POOLS PERFORMANCE FACTOR............................................5

REDISTRIBUTION OF FINAL INCENTIVE POOLS.......................................5

INCENTIVE POOL APPROVAL.......................................................5

PARTICIPANT INCENTIVE ALLOCATIONS.............................................5

INCENTIVE PAYMENTS............................................................6

TERMINATION OF EMPLOYMENT.....................................................6

EMPLOYMENT RIGHTS.............................................................6

AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN...............................7

EXECUTION.....................................................................7

APPENDIX ONE:  GLOSSARY OF TERMS..............................................8


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ABOUT THIS MATERIAL

This document is the official document for and describes how the Levi Strauss & Co. Annual Incentive Plan (the "Plan") works. It explains:

>        Purpose of the Plan;

>        Who administers the Plan;

>        Who is eligible to receive incentives;

>        How incentive targets are set;

>        How funds for incentives are generated;

>        How the amount of a Participant's incentive is determined;

>        When incentives are paid; and

>        What happens in the event of termination of employment.

For more specific information on how the Plan works, please refer to the Plan Administrative Guidelines. In the event of any inconsistency between this Plan document and the Plan Administrative Guidelines, this Plan document shall control. This material also refers to other compensation and human resources programs. While this Plan may be used as a stand alone reference document, a broader understanding of all the Company compensation programs and the Performance Management program will provide important perspective.


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ANNUAL INCENTIVE PLAN

The Levi Strauss & Co. Annual Incentive Plan (the "Plan") rewards individual achievement of results toward Levi Strauss & Co.'s (the "Company's") objectives for the particular year. The amount of incentive earned depends on the financial performance of the Company and the performance of the individual Participant.


PURPOSE OF PLAN

> Serves as a single Plan covering salaried employees worldwide who participate in the formal corporate performance management program.

>        Aligns employee and shareholder interests.

> Provides a financial incentive for meeting annual corporate and individual objectives.

> Provides managers with the ability to recognize and reward key contributors and reinforce the Performance Management program.

> Ties the incentive opportunity to external competitive practices, and internally to the Company's total compensation objectives.

>        Encourages continuity of service.


EFFECTIVE DATE

The original Plan was effective in December, 1994, on the first day of the 1995 fiscal year, as determined for the appropriate corporate entity. The Plan was subsequently amended on several occasions and is hereby restated and amended in its entirety effective December 2001, as of the first day of the 2002 fiscal year, as determined for the appropriate corporate entity.


PLAN ADMINISTRATION

The Plan is administered under the direction of the Human Resources Committee of the Board of Directors of the Company (the "Committee"). The Committee has exclusive authority, in its sole and absolute discretion, to take any and all action necessary or appropriate to administer and interpret the provisions of the Plan, including but not limited to the right to take all actions, gather all information, and make all decisions concerning the eligibility for and amount payable under the Plan, and to resolve and/or clarify any ambiguities, inconsistencies and omissions that may arise under the Plan. The Committee's determinations and interpretations shall be conclusive and binding on all individuals. Responsibilities include (but are not limited to) the following:

>        Design and interpret  the Plan (including  ambiguous terms);

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>        Approve incentive participation rates;

>        Approve financial performance measures;

>        Approve incentive pool funding sources and weights;

>        Approve Company financial objectives;

>        Approve final incentive pool; and

> Approve other terms and conditions that may be recommended by the Chairman of the Board or the Chief Executive Officer.

The Committee may delegate its day-to-day administrative responsibilities to Company employees and may delegate to Company management the authority to approve amendments to the Plan.


ELIGIBILITY

Generally, salaried employees worldwide who participate in the formal performance management program and who meet local eligibility criteria are Participants in the Plan. Specific participation criteria are determined on a country-by-country basis. Individuals who are classified as Agency Workers, consultants (regardless of whether or not such classification is binding), or Reclassified Employees are not eligible to participate in the Plan.


PERFORMANCE PERIOD

The Plan operates on a twelve (12) month cycle which coincides with the Company's fiscal year.


TARGET AMOUNTS FOR PARTICIPANTS

Incentive Target Amounts are generally set near the beginning of each fiscal year for each Participant. The annual Target Amount for each Participant is determined by multiplying the Participant's annual base salary in effect for the Plan's fiscal year by the Participation Rate. The Participation Rate is based on the Participant's job level and is expressed as a percent of annual base salary. The Participation Rates are generally reviewed and may be modified on an annual basis.

Target Amounts are calculated in local currency.


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INCENTIVE POOL FUNDING SOURCES

The source of funds for Business Unit Incentive Pools is based on the actual financial performance of one or more of the following levels, including:

   --  Total Company (LS&CO.)
   --  Triad (LSA, LSEMA, APD)
   --  Business Unit (e.g. Affiliate)


Senior management generally reviews the funding sources and their relative weights before the start of each fiscal year.


Following is a framework intended solely as a guideline for possible weights for each funding source:


EXAMPLES OF INCENTIVE POOL FUNDING WEIGHTS

________________________________________________________________________________
BONUS                                       FUNDING MIX BY PERCENT
________________________________________________________________________________
                             BUSINESS             TRIAD                LS&CO.
________________________________________________________________________________
WORLD-WIDE
LEADERSHIP TEAM
________________________________________________________________________________
o   Function Head                                                     100
________________________________________________________________________________
o   Triad President                                70                  30
________________________________________________________________________________
GLOBAL                                                                100
________________________________________________________________________________
TRIAD STAFF                                        70                  30
________________________________________________________________________________
BUSINESS UNIT
________________________________________________________________________________
o   LSA/LSEMA                   70                 30
________________________________________________________________________________
o   APD                         80                 20
________________________________________________________________________________
o   ACFR                        70(LSA)            20 (APD)            10(LSEMA)
________________________________________________________________________________


FINANCIAL PERFORMANCE MEASUREMENT

The Committee approves the financial measures that are used to determine the objectives and assess the performance of each funding source.

>   Performance is measured based on earnings  and revenue.

> The Earnings and Revenue financial performance objectives are approved by the Committee before the fiscal year begins.

>   For  purposes   of  determining   the  final  incentive  pool,  the   actual
    performance of each funding source is expressed as a percent of financial target achieved. This percentage is known as the Performance Factor.


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INCENTIVE POOLS PERFORMANCE FACTOR

After the end of the fiscal year a Performance Factor is determined for each funding source. The Performance Factor is a percentage based on the financial performance of each funding source against its financial target. The performance factor ranges from zero to two hundred percent (0-200%).

Financial performance that exceeds the minimum objectives at each funding source generates a Performance Factor starting at one percent (1%). The Performance Factor increases as the financial performance objective is achieved and exceeded.

If performance at all funding sources is below minimum objectives, the Performance Factor is zero percent (0%) and, therefore, a final incentive pool is not generated.

For Business Units with more than one funding source, a weighted average of the Performance Factors at each funding source is calculated. The weighted average is based on the funding weights established at the beginning of the year.

After the end of the fiscal year, a Funded Amount is determined for each Participant. The Funded Amount is determined by multiplying the Performance Factor by the Participant's Target Amount.

A final incentive pool for each Business Unit is determined after the end of the fiscal year. A Business Unit's final incentive pool is the sum of the Funded Amounts for each Participant within the Business Unit.


REDISTRIBUTION OF FINAL INCENTIVE POOLS

After the final incentive pools have been determined, members of the Worldwide Leadership Team ("WLT"), may redistribute funds from one pool to another.


INCENTIVE POOL APPROVAL

The Chief Executive Officer recommends the final incentive pool after the end of the fiscal year for Committee approval.


PARTICIPANT INCENTIVE ALLOCATIONS

Incentive allocations to Participants in the Plan are determined by the head of the Participant's work group, based on individual performance. If a Participant meets performance expectations (as determined in the Performance Management program), then he or she will be eligible to receive an individual incentive allocation.

If a Participant does not meet performance expectations (as determined in the Performance Management program), no incentive is paid. Any money budgeted for those incentives is

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added back to the Business  Unit's Final  Incentive Pool making it available for other Participants in the Business Unit. Individual incentive allocations are allocated to a Participant based on annual results as measured against the employee's annual objectives, established at the beginning of the performance year and contributions relative to others.

Individual incentive allocations are reviewed and approved by the Participant's manager and a WLT member.

The limit to incentive awards is limited to the Business Unit's Final Incentive Pool.

The total of funds allocated to a Participant is the Final Incentive Amount.


INCENTIVE PAYMENTS

Incentive payments are made as soon as administratively practicable after the close of the fiscal year. The Committee approves the fiscal year-end results which fund the Plan and the final incentive pool.


TERMINATION OF EMPLOYMENT

In the case of termination due to death, Retirement, Reduction in Force, severance under a LS&CO. severance plan, or Long-Term Disability, the Participant's incentive Target Amount shall be prorated for the length of time worked during the fiscal year. Any earned incentive shall be paid in cash as soon as administratively practicable after the close of the fiscal year, or in compliance with applicable law.

As one of the objectives of the Plan is to encourage continuity of service, in all other cases of termination before the payment date (including voluntary resignation or Involuntary Discharge), a Participant shall have no right to any incentive payment under AIP.


EMPLOYMENT RIGHTS

Neither this document nor the existence of the Plan is intended to or does imply any promise of continued employment by the Company. Employment may be terminated with or without cause, and with or without notice, at any time, for any reason, at the option of the Company or the employee. No one other than the Board of Directors of the Company, Chief Executive Officer, President or a Senior Vice President of LS&CO. may approve an agreement with an employee that guarantees his or her employment. Such an agreement must be in writing and signed by such an authorized individual.

A Participant who has been Involuntarily Discharged may lose all of his or her interest, including any right, under the Plan and may not be entitled to receive any payment under the Plan.


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AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN

The Committee or its authorized designee(s) may modify, amend, or terminate the Plan at any time for any reason, at its discretion and without notice.

EXECUTION

To record the restatement of the Plan, effective as of December 1, 2001, the Company has caused its duly authorized officer to execute this document as of this 14th day of January 2002.

                                            Levi Strauss & Co.


                                            By:
                                               _________________________________
                                                      Fred Paulenich

                                            Date: JANUARY 14, 2002


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APPENDIX ONE:  GLOSSARY OF TERMS

> Agency Workers: individuals who are employed pursuant to a written agreement with an agency or other third party for a specific job assignment or project.

> Allocation: the process of distributing funds from the final AIP pool to Participants.

> Business Unit: Sub-group of a Triad, e.g. Affiliate or regional office, such as a customer fulfillment region (CFR).

> Committee: Human Resources Committee of the Board of Directors of Levi Strauss & Co.

>        Company:  Levi Strauss & Co. and its participating subsidiaries.

> Consultants: individuals (who may also be referred to as independent contractors) who have specialized knowledge or special skills and are retained to provide advice or assistance to the Company and who are not employees of the Company.

>        Final Incentive Amount:  the approved payout, to a Participant.

> Financial Performance Measures: the business objectives set for each Funding Source for the purpose of determining the final Incentive Pool. The Committee identifies which measures are to be used and establishes the specific objectives to be used each year.

> Funded Amount: an amount generated to pay incentives based on the Participant's Target Amount and a forecast of business performance. The Funded Amount is calculated by multiplying a Participant's Target Amount by the Performance Factor.

> Funding Source: the organizational unit(s) used to set and measure financial objectives for purposes of determining the size of the final AIP allocation pools (e.g. Total Company, Triad, Business Unit).

>        Incentive  Pool:  the sum of the Funded  Amounts for each   Participant
         within the Work Group, determined after the close of the fiscal year.

> Involuntary Discharge: an involuntary termination of employment due to violation of policy, misconduct, unsatisfactory job performance or any other reason deemed by the Company to warrant a discharge.

> Long-Term Disability: an authorized leave of absence for an extended period of time due to a disability and pursuant to the Company's long-term disability policy as then in effect.

> Participant: a salaried employee who meets the participation criteria of the Plan.

>        Participation Criteria:  determined on a country-by-country basis.


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>        Participation Rate: the percentage used to  determine  a  Participant's
         incentive   Target  Amount.  A  Participation  Rate  is  based  on  the
         Participant's job level and is expressed as a percent of annual base salary.

> Performance Factor: the percentage used to describe the degree to which actual financial performance has met, exceeded, or fallen short of objectives. The Performance Factor is used to determine the final AIP pool.

>        Performance  Management  Program:  the program  in  which   performance
         objectives  are set and measured for individual employees.

> Plan: Levi Strauss & Co. Annual Incentive Plan, as set forth herein and as amended from time to time.

> Reclassified Employees: common law employees who were not initially classified by the Company as employees but who were subsequently reclassified as employees by a federal, state or local group, organization or agency, or a court.

> Reduction in Force: an involuntary termination of employment which in the opinion of the Committee, results from the lack of appropriate work for the Participant and is not an Involuntary Discharge for the reasons of unacceptable performance or misconduct.

> Retirement: a voluntary termination of employment by an employee who meets the age and/or service requirement as defined and determined under the pension plan applicable to the Participant.

>        Revenue:  Net Sales, after customer returns.

> Target Amount: set near the beginning of the fiscal year. It is calculated by multiplying the annual base salary in effect for the Plan's fiscal year by the Participation Rate. Target Amounts are calculated in local currency.

>        Triad:  One of  LS&CO.'s  three  regional   divisions  -  Asia  Pacific
         Division (APD), Levi Strauss, Americas (LSA), Levi Strauss, Europe, Middle East & Africa (LSEMA).


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